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                         FIRST REFUSAL RIGHTS AGREEMENT

                     Pan American Associates, a Pennsylvania
                    limited partnership, and constituents in
                        favor of PREIT Associates, L.P.,
                         a Delaware limited partnership


         The parties to this Agreement, effective as of the 30th day of September, 1997, are Pan American Associates, a Pennsylvania limited partnership ("Pan American"), its partners, and all persons having an interest in such partners (Pan American and such partners and persons, sometimes hereinafter collectively referred to as the "Undersigned"), with and for the benefit of PREIT Associates, L.P., a Delaware limited partnership ("PREIT Associates").

                                   Background

         The Undersigned are affiliated with PREIT-RUBIN, Inc., a Pennsylvania corporation formerly known as The Rubin Organization, Inc., ("TRO"), or certain of its principals. This Agreement is part of a larger transaction described in the TRO Contribution Agreement dated as of July 30, 1997 (the "TRO Contribution Agreement") among the Pennsylvania Real Estate Investment Trust, PREIT Associates, TRO, The Rubin Organization-Illinois, Inc. and the shareholders of TRO.

         Pan American has interests in certain partnerships that own various real estate investments as expressly set forth on Exhibit A hereto attached and made a part hereof (such partnerships, individually, an "Investment Partnership" and, collectively, the "Investment Partnerships"). As part of the larger transaction described above, the Undersigned have agreed to grant to PREIT Associates a first refusal option to acquire their respective interests in the Investment Partnerships as herein provided.

         NOW, THEREFORE, in consideration of the execution of the TRO Contribution Agreement and the other documents to be executed in respect of the larger transaction described above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Warranties. The Undersigned do hereby warrant and represent that,

                  (a) all of the general and limited partners of Pan American, and all persons having an interest in such partners, are designated as signatories to this Agreement;




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                  (b) the information set forth in Exhibit A is true, correct and complete; and

                  (c) The copies of the governing documents of each of the Investment Partnerships designated on Exhibit "A", which have been delivered to PREIT Associates, have not been further amended or modified and are true and correct copies of the documents now in force among the partners of the Investment Partnerships constituting the respective partnership agreements of the Investment Partnerships.

         2. Definition of Investment Partnership Interest. The term "Investment Partnership Interest" when used herein shall refer to

                  (a) All or any part of any partnership interest (beneficial or otherwise, direct or indirect) now owned or hereafter acquired by Pan American in any Investment Partnership; and

                  (b) All or part of any partnership interest hereinafter
                      acquired (beneficial or otherwise, direct or indirect) by any of the Undersigned in any Investment Partnership.

         3. Grant of First Refusal Rights. Except for the dispositions referred to in paragraph 6 below, each of the Undersigned hereby grants to PREIT Associates the right of first refusal with respect to the disposition of any Investment Partnership Interest. Each of the Undersigned shall not sell, assign, transfer, convey or otherwise dispose of any Investment Partnership Interest except in compliance with this Agreement.

         4. Procedures.

                  (a) Advance Notice. If any Undersigned shall commence the negotiation for the sale, assignment or transfer of an Investment Partnership Interest to a third party (the "Third Party"), then the applicable Undersigned shall give PREIT Associates as much advance written notification and information as practicable with respect to such negotiations; however, the proposed price so disclosed may not necessarily be the final price.

                  (b) Offer. Except as provided in paragraph 6 below, none of the Undersigned shall transfer, assign or sell an Investment Partnership Interest to a Third Party without first offering the same to PREIT Associates in accordance with this subparagraph (b). If any of the Undersigned (the "Offering Undersigned") desire to sell, assign or transfer an Investment Partnership Interest to a Third Party who or which have made a bona fide offer in writing for the purchase of such interest (any

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such offer, the "Third Party Offer"), the Offering Undersigned shall first identify the Third Party and shall offer in writing to sell, assign or transfer such Investment Partnership Interest to PREIT Associates (the "Offer") at the same price and on the same terms set forth in the Third Party Offer, which Offer shall include a machine reproduction copy of the executed Third Party Offer.

                  (c) Acceptance. PREIT Associates shall have the right to accept the Offer by giving written notice thereof within fourteen (14) days after receipt of the Offer. If the Offer is not accepted in writing within such fourteen (14) day period, the Offer shall expire and the Offering Undersigned may then proceed with the sale or other transfer to the Third Party, provided, however, that such sale or other transfer is consummated (a) within one hundred twenty (120) days after the expiration of such fourteen
(14) day period, and (b) without any change in the original price or material change in the other terms of the Third Party Offer.

         5. Violative Transfers Ineffective. No transfer of any Investment Partnership Interest subject to the First Refusal Rights set forth herein shall be effective if in violation of the rights of PREIT Associates under this Agreement.

         6. Exceptions to First Refusal Rights. The First Refusal Rights granted pursuant to Paragraph 3 above shall not apply to the disposition of any Investment Partnership Interest by any of the Undersigned to:

                  (a) Any of the Undersigned or to any adult member of the
                      immediate family of any of the Undersigned, or in trust for any member of the immediate family of any of the Undersigned. "Member of the immediate family" as used herein shall mean any parent, or any ancestor of a parent, a spouse and any descendants (which shall include adopted children), any spouse of such descendants, any brothers and sisters and any descendants of such brothers or sisters.

                  (b) Any corporation, business trust, limited liability
                      company, partnership (general or limited) or any other entity in which the Undersigned, or any of them, or any of the persons referred to in subsection (a) above shall hold a 100% interest.

                  (c) Prior to the transfer of any Investment Partnership
                      Interest to any transferee described in subparagraphs (a) or (b) above (individually, a "Permitted Transferee" and, collectively, "Permitted Transferees"), written notice of such

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                           transfer shall be given to PREIT Associates
                           together with an agreement in form reasonably satisfactory to counsel for PREIT Associates executed by the Permitted Transferee(s) agreeing to be bound by the provisions of this Agreement with like force and effect as if the Permitted Transferee(s) had been an original signatory hereto.

         7. Prior First Refusal Rights. The First Refusal Rights granted in this Agreement shall be subject to such first refusal rights in favor of the Investment Partnerships or the other partners therein previously granted by the terms of organizational documents of the Investment Partnerships.

         8. Individual Responsibility. Each of the Undersigned shall not be responsible or liable by reason of violation or breach of the terms of this Agreement by any other Undersigned.

         9. Term. This Agreement shall remain in full force and effect until the date which is twenty-one (21) years from the date of death of the last survivor of the present Trustees of the Pennsylvania Real Estate Investment Trust, Scott Richard Silberman and Darious James Copeland, upon which this Agreement shall terminate and be at an end, and of no further force and effect, unless sooner terminated by PREIT Associates.

         10. Notices. All notices or other communications permitted or required under this Agreement shall be in writing and shall be sufficiently given if and when hand delivered to the persons set forth on Exhibit B, or if sent by documented overnight delivery service or registered or certified mail, postage prepaid, return receipt requested, or by telegram, telex or telecopy, confirmation acknowledged, addressed as set forth on Exhibit B, or to such other person or persons and/or at such other address or addresses as shall be furnished in writing by any party hereof to the others, provided, however, that if such communication is given via telecopier or facsimile transmission, an original counterpart of such communication shall concurrently be sent by first class mail. Any such notice or communication shall be deemed to have been given as of the date received, in the case of personal delivery, or on the date shown on the receipt or confirmation therefor in all other cases.

         11. Future Opportunity. Should any of the Undersigned be offered an Investment Partnership Interest, then written notice thereof shall be given to PREIT Associates, and PREIT Associates shall have the right, by written notice to the applicable Undersigned within fourteen (14) days after receipt of written notice of such offer, to cause the applicable Undersigned to accept said offer on behalf of PREIT Associates at PREIT Associates' sole cost and expense. If PREIT Associates notifies

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the applicable Undersigned to accept said offer, said Undersigned shall promptly thereafter execute and deliver an assignment of such Investment Partnership Interest in favor of PREIT Associates or its designee; and PREIT Associates shall assume all of the obligations set forth in the offer and shall indemnify, defend, and hold harmless the applicable Undersigned for any loss, cost, liability or expense paid or incurred by such Undersigned arising out of the failure of PREIT Associates to comply with the terms of the offer.

         12. Interference. The Undersigned shall not perform any act or do anything or omit to perform any act with the intent to interfere with or defeat the First Refusal Rights granted pursuant to this agreement.

         13. Miscellaneous.

                  (a) Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed, acknowledged and delivered shall be an original, but all such counterparts together shall constitute but one and the same instrument.

                  (b) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

                  (c) Successors and Assigns. All covenants and agreements contained herein shall be binding upon the Undersigned, their respective heirs, successors and assigns, and inure to the benefit of PREIT Associates and its successors and assigns.

                  (d) Headings. The headings of the various paragraphs and sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  (e) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania without reference to conflict of laws principles.

                  (f) Gender, etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number singular or plural, any other gender, masculine, feminine or neuter, as the context requires.


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                  IN WITNESS WHEREOF, the Undersigned have executed this
Agreement as of the date first above written.

                          Pan American Associates, a PA
                               limited partnership

                 By: Pan American Office Investments, Inc., a PA
                      corporation, its sole general partner

Attest:/s/ Cynthia Wong             By:/s/ Ronald Rubin
       -----------------------         ------------------------



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                  The following are all of the limited partners
                of Pan American Associates, and are individually
                   bound by the terms of the within Agreement:

*/s/ Lewis M. Stone                                  */s/ Leonard B. Shore
----------------------------                         ---------------------------
Lewis M. Stone                                       Leonard B. Shore

                                        Richard I Rubin & Co., a PA general
                                                    partnership

/s/ Ronald Rubin                                     */s/ George F. Rubin
----------------------------                         ---------------------------
Ronald Rubin, Partner                                George F. Rubin, Partner


                 Ronald Rubin, George F. Rubin and the Estate of
              Richard I. Rubin, deceased are the sole shareholders
                    of Pan American Office Investments, Inc.
                   and together with Judith Garfinkle are the
                  sole partners of Richard I. Rubin & Co. Each
               of said parties are individually bound by the terms
                            of the within Agreement.

/s/ Ronald Rubin                                     */s/ George F. Rubin
----------------------------                         ---------------------------
Ronald Rubin                                         George F. Rubin


*/s/ Judith Garfinkle                       Estate of Richard I. Rubin,
----------------------------                deceased
Judith Garfinkle

                                            By:/s/ Ronald Rubin
                                              ---------------------------
                                              Ronald Rubin, Executor


* By:/s/ Ronald Rubin
--------------------------
     Attorney-in-Fact


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